MERRILL LYNCH
OHIO MUNICIPAL
BOND FUND

[FUND LOGO]
STRATEGIC
         Performance

Annual Report
July 31, 1997


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Ohio
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                             #16156 -- 7/97

[RECYCLE LOGO]
Printed on post-consumer recycled paper



Merrill Lynch Ohio Municipal Bond Fund                   July 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment, a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt yields in recent months was even more impressive given that the municipal market lost much of the technical support it enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined, or remained stable. During the six months ended July 31, 1997, approximately $100 billion in new long-term municipal securities was under-written, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers took this opportunity to both issue new debt as well as refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing led to a surge in tax-exempt issuance in recent months. Over the three months ended July 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the July 31, 1996 quarter.

The decline in municipal bond yields also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the current levels. Should interest rates stabilize, we expect investor demand to return to earlier levels. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, it is likely that much of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from that originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
During the past 12 months, the municipal bond market was characterized by tremendous price volatility within a narrow trading range. We focused on purchasing long-term bonds as yields approached 6.00% and selling these securities as yields rallied to 5.50%. The Fund was fully invested in long-term securities during most of the fiscal year to seek to achieve a yield greater than that of similar Ohio municipal bond funds. The Fund's cash equivalent reserves fluctuated between 5% -- 10% of total assets, and a large portion of assets committed to longer-term maturities currently have coupons structured for income rather than price appreciation. During the 12 months ended July 31, 1997, the Fund's slightly defensive strategy, coupled with an essentially fully invested position, generated a total return performance above the industry average as well as an above-average yield.

Portfolio Matters
During the six months ended July 31, 1997, we maintained the slightly defensive posture adopted in late 1996. Our principal concern was that the strong economic growth seen in the fourth quarter of 1996 would continue into 1997, causing the Federal Reserve Board to raise interest rates so that growth would not result in a significant increase in inflation. However, US economic growth slowed in the second quarter of 1997 and inflation remained subdued, allowing interest rates to decline. We believed the Fund's structure would allow it to perform well during periods of market improvement.

We generally maintained the Fund's cash reserves below 5% of net assets in order to seek to enhance the Fund's dividend stream and in response to the continued scarcity of attractively priced tax-exempt Ohio issues. During the last six months, approximately $3.1 billion in Ohio municipal securities was underwritten, an increase of over 5% as compared to the same period a year ago. However, the majority of recent Ohio issuance was dominated by current-couponed issues, with poor call protection features, which would not have enhanced the Fund's overall structure.

Looking forward, we expect to maintain our current strategy of waiting for an environment characterized by higher interest rates before adopting a more aggressive portfolio structure. In such an environment, we expect to emphasize higher-couponed issues over more interest rate-sensitive securities. The generation of an optimal amount of tax-exempt income remains the focus for the Fund. As new bond issuance is expected to be approximately $175 billion on an annual basis for all of 1997, we expect at this time to maintain the Fund's fully invested position.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Ohio Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/FRED K. STUEBE
Fred K. Stuebe
Vice President and Portfolio Manager

September 5, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results

                                                                                                  12 Month        3 Month
                                                   7/31/97           4/30/97       7/31/96        % Change       % Change
Class A Shares*                                     $11.17            $10.75        $10.70          +4.39%         +3.91%
Class B Shares*                                      11.17             10.75         10.70          +4.39          +3.91
Class C Shares*                                      11.17             10.74         10.70          +4.39          +4.00
Class D Shares*                                      11.16             10.74         10.70          +4.30          +3.91
Class A Shares -- Total Return*                                                                     +9.80(1)       +5.22(2)
Class B Shares -- Total Return*                                                                     +9.25(3)       +5.09(4)
Class C Shares -- Total Return*                                                                     +9.14(5)       +5.16(6)
Class D Shares -- Total Return*                                                                     +9.60(7)       +5.20(8)
Class A Shares -- Standardized 30-day Yield           4.35%
Class B Shares -- Standardized 30-day Yield           4.03%
Class C Shares -- Standardized 30-day Yield           3.93%
Class D Shares -- Standardized 30-day Yield           4.26%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.548 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.137 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.493 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.123 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.482 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.121 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.537 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.134 per share ordinary income dividends.



[GRAPHIC LINE CHART OMITTED: TOTAL RETURN BASED ON A $10,000 INVESTMENT]

Total Return Based on a $10,000 Investment--Class A Shares and Class B
Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                           2/28/92**       7/97

ML Ohio Municipal Bond Fund+-
Class A Shares*                             $9,600      $14,398

ML Ohio Municipal Bond Fund+-
Class B Shares*                            $10,000      $14,591

Lehman Brothers Municipal Bond Index++     $10,000      $15,032


Total Return Based on a $10,000 Investment--Class C Shares and Class D
Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                          10/21/94**       7/97

ML Ohio Municipal Bond Fund+-
Class C Shares*                            $10,000      $12,540

ML Ohio Municipal Bond Fund+-
Class D Shares*                             $9,600      $12,200

Lehman Brothers Municipal Bond Index++     $10,000      $13,054

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**  Commencement of Operations.
+ ML Ohio Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Ohio, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. Past performance is not predictive of future performance.




Average Annual Total Return

                           % Return Without   % Return With
                             Sales Charge     Sales Charge**
Class A Shares*
Year Ended 6/30/97              +7.96%            +3.64%
Five Years Ended 6/30/97        +6.88             +6.01
Inception (2/28/92)
through 6/30/97                 +7.35             +6.53
*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

                              % Return          % Return
                            Without CDSC       With CDSC**
Class B Shares*
Year Ended 6/30/97              +7.41%            +3.41%
Five Years Ended 6/30/97        +6.34             +6.34
Inception (2/28/92)
through 6/30/97                 +6.81             +6.81
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                             % Return           % Return
                            Without CDSC       With CDSC**
Class C Shares*
Year Ended 6/30/97              +7.20%            +6.20%
Inception (10/21/94)
through 6/30/97                 +7.68             +7.68
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                         % Return Without      % Return With
                           Sales Charge        Sales Charge**
Class D Shares*
Year Ended 6/30/97              +7.85%            +3.54%
Inception (10/21/94)
through 6/30/97                 +8.24             +6.61
*  Maximum sales charge is 4%.
** Assuming maximum sales charge.




Performance Summary -- Class A Shares

                            Net Asset Value      Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
2/28/92 -- 12/31/92        $10.00      $10.40          --              $0.525          + 9.46%
1993                        10.40       11.22      $0.013               0.648          +14.53
1994                        11.22        9.90          --               0.548          - 6.98
1995                         9.90       11.00          --               0.545          +16.97
1996                        11.00       10.88          --               0.541          + 4.00
1/1/97 -- 7/31/97           10.88       11.17          --               0.305          + 5.73
                                             Total $0.013        Total $3.112
                                                Cumulative total return as of 7/31/97: +49.98%**
*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




Performance Summary -- Class B Shares
                            Net Asset Value      Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**

2/28/92 -- 12/31/92        $10.00      $10.40         --               $0.481          + 8.99%
1993                        10.40       11.22     $0.013                0.592          +13.95
1994                        11.22        9.90         --                0.495          - 7.45
1995                         9.90       11.00         --                0.491          +16.38
1996                        11.00       10.88         --                0.486          + 3.47
1/1/97 -- 7/31/97           10.88       11.17         --                0.275          + 5.42
                                            Total $0.013         Total $2.820
                                                Cumulative total return as of 7/31/97: +45.91%**
*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




Performance Summary -- Class C Shares
                            Net Asset Value      Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94       $10.09      $  9.89        --               $0.091          - 1.06%
1995                         9.89        11.00        --                0.480          +16.37
1996                        11.00        10.87        --                0.475          + 3.28
1/1/97 -- 7/31/97           10.87        11.17        --                0.269          + 5.45
                                                                 Total $1.315
                                                Cumulative total return as of 7/31/97: +25.40%**
*  Figures may include short-term capital gains distributions.
** Figures do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




Performance Summary -- Class D Shares
                            Net Asset Value      Capital Gains
Period Covered           Beginning     Ending     Distributed     Dividends Paid*     % Change**
10/21/94 -- 12/31/94       $10.09      $  9.89        --               $0.103          - 0.95%
1995                         9.89        11.00        --                0.534          +16.97
1996                        11.00        10.87        --                0.530          + 3.80
1/1/97 -- 7/31/97           10.87        11.16        --                0.299          + 5.67
                                                                 Total $1.466
                                                Cumulative total return as of 7/31/97: +27.09%**
*  Figures may include short-term capital gains distributions.
** Figures do not include sales charge; results would be lower if sales charge was included.




PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Ohio Municipal
Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT   Alternative Minimum Tax (subject to)
GO    General Obligation Bonds
HFA   Housing Finance Agency
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
RIB   Residual Interest Bonds
RITES Residual Interest Tax-Exempt Securities
S/F   Single-Family
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes




Merrill Lynch Ohio Municipal Bond Fund                                                                              July 31, 1997

SCHEDULE OF INVESTMENTS                                                                                             (in Thousands)

S&P       Moody's   Face                                                                                                 Value
Ratings   Ratings  Amount                                              Issue                                           (Note 1a)

Ohio -- 97.3%

NR*       Baa1      $900    Ashtabula County, Ohio, IDR, Refunding (Ashland Oil Inc. Project), Series A,
                            6.90% due 5/01/2010                                                                            $967
AAA       Aaa      1,000    Avon, Ohio, Local School District, GO, UT, 6% due 12/01/2020 (b)                              1,075
NR*       A        4,000    Barberton, Ohio, Hospital Facilities Revenue Bonds (Barberton Citizens Hospital Co.
                            Project), 7.25% due 1/01/2002 (h)                                                             4,538
AAA       Aaa      2,620    Brecksville-Broadview Heights, Ohio, City School District, UT, 5.25% due 12/01/2021           2,609
                            Cleveland, Ohio, Public Power System, Revenue Refunding Bonds, First Mortgage,
                            Series 1 (d):
AAA       Aaa      1,500    5.125% due 11/15/2018                                                                         1,485
AAA       Aaa      2,000    5% due 11/15/2020                                                                             1,944
AAA       Aaa      1,000    5% due 11/15/2024                                                                               968
AAA       Aaa      3,665    Cleveland, Ohio, Water Works Revenue Bonds, First Mortgage, Series F-92 A, 6.25%
                            due 1/01/2015 (b)                                                                             3,962
                            Cuyahoga County, Ohio, M/F Revenue Bonds (Dalebridge Apartments), AMT (e):
NR*       Aaa      1,000    6.50% due 10/20/2020                                                                          1,052
NR*       Aaa      2,850    6.60% due 10/20/2030                                                                          2,994
BBB       NR*      1,000    Dayton, Ohio, Special Facilities Revenue Refunding Bonds (Emery Air Freight Corp./Emery
                            Worldwide Air Inc.), Series F, 6.05% due 10/01/2009                                           1,056
AAA       Aaa      1,500    Dublin, Ohio, City School District Revenue Refunding Bonds,  5% due 12/01/2019 (d)            1,451
A         A        2,120    Erie County, Ohio, Hospital Improvement Revenue Refunding Bonds (Firelands
                            Community Hospital Project), 6.75% due 1/01/2015                                              2,306
AAA       Aaa      1,200    Finneytown, Ohio, Local School District Revenue Bonds, UT, 5.80% due 12/01/2024 (c)           1,273
AAA       Aaa      1,200    Huron County, Ohio, Human Services, Building Revenue Bonds, 7.25% due 12/01/2013 (d)          1,422
NR*       Aaa      3,030    Kent, Ohio, M/F Housing Mortgage Revenue Bonds (Silver Meadows), AMT, 7.30% due
                            12/20/2036 (e)                                                                                3,374
AAA       Aaa      1,740    Lakota, Ohio, Local School District, GO, UT, 7% due 12/01/2010 (b)                            2,125
A         NR*      1,660    Loveland, Ohio, City School District, GO, UT, 6.65% due 12/01/2015                            1,826
BBB+      NR*      2,000    Lucas County, Ohio, Hospital Revenue Bonds (Flower Hospital), 6.125% due 12/01/2004 (h)       2,218
AAA       Aaa      2,500    Mahoning County, Ohio, Hospital Facilities Revenue Refunding Bonds (YHA Inc. Project),
                            Series A, 7% due 10/15/2014 (d)                                                               2,744
A-        A3       2,000    Moraine, Ohio, Solid Waste Disposal Revenue Bonds (General Motors Corp. Project),
                            AMT, 6.75% due 7/01/2014                                                                      2,341
AAA       Aaa      3,000    North Canton City, Ohio, School District Improvement Bonds, GO, UT, 6.70% due
                            12/01/2019 (b)                                                                                3,417
                            Ohio HFA, Residential Mortgage Revenue Bonds, AMT (e):
AAA       NR*      1,750    Series A-1, 6.15% due 3/01/2029                                                               1,812
AAA       NR*        965    Series B-2, 6.70% due 3/01/2025                                                               1,026
AAA       Aaa      1,050    Ohio HFA, S/F Mortgage Revenue Bonds, AMT, RIB, Series B-4, 9.669% due 3/31/2031 (e)(g)       1,183
A1+       NR*      1,000    Ohio State Air Quality Development Authority Revenue Bonds, VRDN, Series B, 3.50%
                            due 12/01/2015 (a)                                                                            1,000
                            Ohio State Air Quality Development Authority, Revenue Refunding Bonds:
NR*       Baa1     1,000    (Ashland Oil Inc. Project), 6.85% due 4/01/2010                                               1,058
A1+       VMIG1+     600    (Cincinnati Gas & Electric), VRDN, Series B, 3.55% due 9/01/2030 (a)                            600
AA-       Aa3      4,200    (Coll - Dayton Power & Light Project), Series B, 6.40% due 8/15/2027                          4,508
AAA       Aaa      1,505    PCR (Ohio-Edison), Series B, 7.10% due 6/01/2018 (c)                                          1,646
                            Ohio State Higher Educational Facility, Commission  Revenue Bonds:
AA        A1       1,000    (Denison University Project), 5.25% due 11/01/2016                                            1,012
NR*       NR*      1,000    (University of Findlay Project), 6.125% due 9/01/2016                                         1,039
AA        Aa       1,410    Ohio State Higher Educational Facility, Crossover Revenue Refunding Bonds (Case Western
                            Reserve University), 6.25% due 10/01/2016                                                     1,622
AAA       Aaa      1,000    Ohio State Water Development Authority, Pollution Control Facilities Revenue Refunding
                            Bonds (Pennsylvania Power Co. Project), 6.15% due 8/01/2023 (b)                               1,078
A         A2       2,000    Ohio State Water Development Authority, Solid Waste Disposal Revenue Bonds (North Star
                            BHP Steel Project-Broken Hill), AMT, 6.45% due 9/01/2020                                      2,171
A1+       Aaa      1,000    Scioto County, Ohio, Hospital Facilities Revenue Bonds (VHA Central Inc. Capital Asset),
                            VRDN, Series E, 3.65% due 12/01/2025 (a)(b)                                                   1,000
NR*       Aa3      1,000    Toledo Lucas County, Ohio, Port Authority, Development Revenue Refunding Bonds
                            (Cargill Inc. Project), 5.90% due 12/01/2015                                                  1,050
AAA       Aaa      1,000    University of Akron, Ohio, Refunding, 5.25% due  1/01/2022 (b)                                  996
AAA       Aaa      1,000    Upper Arlington, Ohio, City School District, UT, 5.25% due 12/01/2022 (d)                       996
AAA       Aaa      2,000    Westerville, Ohio, Minerva Park and Blendon Joint Township, Hospital District Revenue
                            Refunding Bonds (Saint Ann's Hospital), Series B, 7% due 9/15/2012 (b)(f)                     2,331
Puerto Rico -- 3.6%
A1+       Baa1     2,500    Puerto Rico Commonwealth, Highway and Transportation Authority, Highway Revenue
                            Bonds, RITES, Series X, 6.243% due 7/01/2004 (g)                                              2,706
Total Investments (Cost -- $70,406) -- 100.9%                                                                            75,981
Liabilities in Excess of Other Assets -- (0.9%)                                                                            (681)
                                                                                                                        -------
Net Assets -- 100.0%                                                                                                    $75,300
                                                                                                                        =======
(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
(b) AMBAC Insured.
(c) FGIC Insured.
(d) MBIA Insured.
(e) GNMA Collateralized.
(f) Escrowed to Maturity.
(g) The interest rate is subject to change periodically and
    inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1997.
(h) Prerefunded.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.




FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1997
Assets:                  Investments, at value (identified cost -- $70,406,059) (Note 1a)                 $75,981,389
                         Cash                                                                                 109,539
                         Receivables:
                         Interest                                                            $927,821
                         Beneficial interest sold                                              23,698         951,519
                                                                                         ------------
                         Prepaid registration fees and other assets (Note 1e)                                     951
                                                                                                         ------------
                         Total assets                                                                      77,043,398
                                                                                                         ------------
Liabilities:             Payables:
                         Securities purchased                                               1,453,227
                         Beneficial interest redeemed                                          99,734
                         Dividends to shareholders (Note 1f)                                   91,273
                         Investment adviser (Note 2)                                           34,900
                         Distributor (Note 2)                                                  26,924       1,706,058
                                                                                         ------------
                         Accrued expenses and other liabilities                                                37,268
                                                                                                         ------------
                         Total liabilities                                                                  1,743,326
                                                                                                         ------------
Net Assets:              Net assets                                                                       $75,300,072
                                                                                                         ============
Net Assets               Class A Shares of beneficial interest, $.10 par value,
Consist of:              unlimited number of shares authorized                                                $76,151
                         Class B Shares of beneficial interest, $.10 par value,
                         unlimited number of shares authorized                                                537,846
                         Class C Shares of beneficial interest, $.10 par value,
                         unlimited number of shares authorized                                                 21,594
                         Class D Shares of beneficial interest, $.10 par value,
                         unlimited number of shares authorized                                                 38,609
                         Paid-in capital in excess of par                                                  70,012,823
                         Accumulated realized capital losses on investments --
                         net (Note 5)                                                                        (962,281)
                         Unrealized appreciation on investments -- net                                      5,575,330
                                                                                                         ------------
                         Net assets                                                                       $75,300,072
                                                                                                         ============
Net Asset Value:         Class A -- Based on net assets of $8,505,538 and 761,511
                         shares of beneficial interest outstanding                                             $11.17
                                                                                                         ============
                         Class B -- Based on net assets of $60,072,484 and 5,378,455
                         shares of beneficial interest outstanding                                             $11.17
                                                                                                         ============
                         Class C -- Based on net assets of $2,411,704 and 215,941
                         shares of beneficial interest outstanding                                             $11.17
                                                                                                         ============
                         Class D -- Based on net assets of $4,310,346 and 386,088
                         shares of beneficial interest outstanding                                             $11.16
                                                                                                         ============
                         See Notes to Financial Statements.





Statement of Operations
                                                                                                             For the Year Ended
                                                                                                               July 31, 1997
Investment Income    Interest and amortization of premium and discount earned                                     $4,468,647
(Note 1d):
Expenses:            Investment advisory fees (Note 2)                                          $418,770
                     Account maintenance and distribution fees -- Class B (Note 2)               310,021
                     Professional fees                                                            49,663
                     Accounting services (Note 2)                                                 44,658
                     Transfer agent fees -- Class B (Note 2)                                      32,104
                     Printing and shareholder reports                                             28,614
                     Registration fees (Note 1e)                                                  18,435
                     Account maintenance and distribution fees -- Class C (Note 2)                15,210
                     Amortization of organization expenses (Note 1e)                               6,777
                     Pricing fees                                                                  4,992
                     Custodian fees                                                                4,328
                     Account maintenance fees -- Class D (Note 2)                                  3,931
                     Transfer agent fees --  Class A (Note 2)                                      3,185
                     Transfer agent fees -- Class D (Note 2)                                       1,633
                     Transfer agent fees -- Class C (Note 2)                                       1,320
                     Trustees' fees and expenses                                                     234
                                                                                            ------------
                     Total expenses                                                                                  943,875
                                                                                                                ------------
                     Investment income -- net                                                                      3,524,772
                                                                                                                ------------
Realized &           Realized gain on investments -- net                                                             803,076
Unrealized Gain on   Change in unrealized appreciation on investments -- net                                       2,393,293
Investments -- Net                                                                                              ------------
(Notes 1b, 1d & 3):  Net Increase in Net Assets Resulting from Operations                                         $6,721,141
                                                                                                                ============

                     See Notes to Financial Statements.





Statements of Changes in Net Assets
                                                                                             For the Year Ended July 31,
                                                                                         -------------------------------
                                                                                               1997               1996
Increase (Decrease) in Net Assets:
Operations:                    Investment income -- net                                    $3,524,772         $3,607,605
                               Realized gain on investments -- net                            803,076             58,034
                               Change in unrealized appreciation on investments -- net      2,393,293            854,639
                                                                                         ------------       ------------
                               Net increase in net assets resulting from operations         6,721,141          4,520,278
                                                                                         ------------       ------------
Dividends to                   Investment income -- net:
Shareholders                   Class A                                                       (388,948)          (373,206)
(Note 1f):                     Class B                                                     (2,827,393)        (2,995,936)
                               Class C                                                       (113,014)           (76,853)
                               Class D                                                       (195,417)          (161,610)
                                                                                         ------------       ------------
                               Net decrease in net assets resulting from dividends
                               to shareholders                                             (3,524,772)        (3,607,605)
                                                                                         ------------       ------------
Beneficial Interest            Net increase (decrease) in net assets derived
Transactions                   from beneficial interest transactions                       (5,807,300)         1,552,305
(Note 4):                                                                                ------------       ------------

Net Assets:                    Total increase (decrease) in net assets                     (2,610,931)         2,464,978
                               Beginning of year                                           77,911,003         75,446,025
                                                                                         ------------       ------------
                               End of year                                                $75,300,072        $77,911,003
                                                                                         ------------       ------------
                               See Notes to Financial Statements.





Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                                          Class A
                                                                -----------------------------------------------------------------
                                                                                     For the Year Ended July 31,
                                                                -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                             1997          1996           1995          1994          1993
Per Share               Net asset value, beginning of year         $10.70        $10.56         $10.50        $11.02       $10.56
Operating                                                       ---------     ---------      ---------     ---------    ---------
Performance:            Investment income -- net                      .55           .54            .55           .56          .58
                        Realized and unrealized gain (loss) on
                        investments -- net                            .47           .14            .06          (.43)         .49
                                                                ---------     ---------      ---------     ---------    ---------
                        Total from investment operations             1.02           .68            .61           .13         1.07
                                                                ---------     ---------      ---------     ---------    ---------
                        Less dividends and distributions:
                        Investment income -- net                     (.55)         (.54)          (.55)         (.56)        (.58)
                        Realized gain on investments -- net            --            --             --            --         (.03)
                        In excess of realized gain on
                        investments -- net                             --            --             --          (.09)          --
                                                                ---------     ---------      ---------     ---------    ---------
                        Total dividends and distributions            (.55)         (.54)          (.55)         (.65)        (.61)
                                                                ---------     ---------      ---------     ---------    ---------
                        Net asset value, end of year               $11.17        $10.70         $10.56        $10.50       $11.02
                                                                =========     =========      =========     =========    =========
Total Investment        Based on net asset value per share           9.80%         6.56%          6.03%         1.10%       10.51%
Return:*                                                        =========     =========      =========     =========    =========

Ratios to Average       Expenses, net of reimbursement                .80%          .87%           .86%          .65%         .51%
Net Assets:
                                                                =========     =========      =========     =========    =========
                        Expenses                                      .80%          .87%           .89%          .89%        1.04%
                                                                =========     =========      =========     =========    =========
                        Investment income -- net                     5.07%         5.03%          5.30%         5.12%        5.44%
                                                                =========     =========      =========     =========    =========

Supplemental            Net assets, end of year (in thousands)     $8,506        $7,281         $7,270        $9,373       $8,446
Data                                                            =========     =========      =========     =========    =========
                        Portfolio turnover                          52.57%       118.21%        169.34%        44.83%       41.51%
                                                                =========     =========      =========     =========    =========

                       *Total investment returns exclude the effects of sales loads.
                        See Notes to Financial Statements.





The following per share data and ratios have been derived
from information provided in the financial statements.                                          Class B
                                                                -----------------------------------------------------------------
                                                                                     For the Year Ended July 31,
                                                                -----------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                             1997          1996          1995          1994          1993
Per Share               Net asset value, beginning of year         $10.70        $10.56         $10.50        $11.02       $10.56
Operating                                                       ---------     ---------      ---------     ---------    ---------
Performance:            Investment income -- net                      .49           .49            .49           .50          .52
                        Realized and unrealized gain (loss) on
                        investments  -- net                           .47           .14            .06          (.43)         .49
                                                                ---------     ---------      ---------     ---------    ---------
                        Total from investment operations              .96           .63            .55           .07         1.01
                                                                ---------     ---------      ---------     ---------    ---------
                        Less dividends and distributions:
                        Investment income  -- net                    (.49)         (.49)          (.49)         (.50)        (.52)
                        Realized gain on investments  -- net           --            --             --            --         (.03)
                        In excess of realized gain on
                        investments -- net                             --            --             --          (.09)          --
                                                                ---------     ---------      ---------     ---------    ---------
                        Total dividends and distributions            (.49)         (.49)          (.49)         (.59)        (.55)
                                                                ---------     ---------      ---------     ---------    ---------
                        Net asset value, end of year               $11.17        $10.70         $10.56        $10.50       $11.02
                                                                =========     =========      =========     =========    =========

Total Investment        Based on net asset value per share           9.25%         6.01%          5.49%          .59%        9.95%
Return*                                                         =========     =========      =========     =========    =========

Ratios to Average       Expenses, net of reimbursement               1.31%         1.38%          1.37%         1.16%        1.02%
Net assets:                                                     =========     =========      =========     =========    =========
                        Expenses                                     1.31%         1.38%          1.40%         1.39%        1.55%
                                                                =========     =========      =========     =========    =========
                        Investment income -- net                     4.56%         4.52%          4.79%         4.61%        4.93%
                                                                =========     =========      =========     =========    =========

Supplemental            Net assets, end of year (in thousands)    $60,072       $64,397        $64,068       $65,610      $53,341
Data:                                                           =========     =========      =========     =========    =========
                        Portfolio turnover                          52.57%       118.21%        169.34%        44.83%       41.51%
                                                                =========     =========      =========     =========    =========
                      * Total investment returns exclude the effects of sales loads.
                        See Notes to Financial Statements.



                                                                            Class C                            Class D
                                                            ----------------------------------    ----------------------------
                                                                 For the           For the            For the         For the
The following per share data and ratios have been derived          Year             Period              Year           Period
from information provided in the financial statements.            Ended            Oct. 21,             Ended        Oct. 21,
                                                                 July 31,          1994+ to           July 31,       1994+ to
                                                           ------------------      July 31,       ----------------    July 31,
Increase (Decrease) in Net Asset Value:                    1997          1996        1995         1997        1996      1995
Per Share       Net asset value, beginning of period     $10.70        $10.56      $10.09       $10.70      $10.56     $10.09
Operating                                             ---------     ---------   ---------    ---------   ---------  ---------
Performance:    Investment income -- net                    .48           .48         .37          .54         .53        .41
                Realized and unrealized gain on
                investments -- net                          .47           .14         .47          .46         .14        .47
                                                      ---------     ---------   ---------    ---------   ---------  ---------
                Total from investment operations            .95           .62         .84         1.00         .67        .88
                                                      ---------     ---------   ---------    ---------   ---------  ---------
                Less dividends from investment
                income -- net                              (.48)         (.48)       (.37)        (.54)       (.53)      (.41)
                                                      ---------     ---------   ---------    ---------   ---------  ---------
                Net asset value, end of period           $11.17        $10.70      $10.56       $11.16      $10.70     $10.56
                                                      =========     =========   =========    =========   =========  =========
Total
Investment      Based on net asset value per share         9.14%         5.90%       8.50%++      9.60%       6.45%      8.93%++++
Return:**                                             =========     =========   =========    =========   =========  =========

Ratios to
Average         Expenses                                   1.41%         1.49%       1.50%*        .90%        .97%       .99%*
Net Assets:                                           =========     =========   =========    =========   =========  =========
                Investment income -- net                   4.46%         4.42%       4.62%*       4.97%       4.93%      5.17%*
                                                      =========     =========   =========    =========   =========  =========
Supplemental    Net assets, end of period
Data:           (in thousands)                           $2,412        $2,720        $874       $4,310      $3,513     $3,234
                                                      =========     =========   =========    =========   =========  =========
                 Portfolio turnover                       52.57%       118.21%     169.34%       52.57%     118.21%    169.34%
                                                      =========     =========   =========    =========   =========  =========
              *  Annualized.
              ** Total investment returns exclude the effects of sales loads.
              +  Commencement of Operations.
              ++ Aggregate total investment return.
                 See Notes to Financial Statements.




Merrill Lynch Ohio Municipal Bond Fund             July 31, 1997

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Ohio Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing sm System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

(bullet) Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund had also entered into a Distribution Agreement and Distri-bution Plans with Merill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                 Account
              Maintenance      Distribution
                  Fee               Fee
Class B          0.25%             0.25%
Class C          0.25%             0.35%
Class D          0.10%               --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

               MLFD     MLPF&S
Class A        $216     $2,028
Class D        $449     $3,930

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $116,317 and $518 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $38,744,323 and $38,154,029, respectively.

Net realized and unrealized gains as of July 31, 1997 were as follows:

                                  Realized     Unrealized
                                    Gains         Gains

Long-term investments            $803,076     $5,575,330
                               ----------     ----------
Total                            $803,076     $5,575,330
                               ==========     ==========

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $5,575,330, all of which related to appreciated securities. The aggregate cost of investments at July 31, 1997 for Federal income tax purposes was $70,406,059.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(5,807,300) and $1,552,305 for the years ended July 31, 1997 and July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:
Class A Shares for the Year                           Dollar
Ended July 31, 1997                    Shares         Amount

Shares sold                           281,570     $3,056,459
Shares issued to shareholders
in reinvestment of dividends           16,807        182,136
                                  -----------    -----------
Total issued                          298,377      3,238,595
Shares redeemed                      (217,206)    (2,351,978)
                                  -----------    -----------
Net increase                           81,171       $886,617
                                  ===========    ===========

Class A Shares for the Year                           Dollar
Ended July 31, 1996                    Shares         Amount

Shares sold                            86,942       $941,587
Shares issued to shareholders
in reinvestment of dividends           14,338        153,697
                                  -----------    -----------
Total issued                          101,280      1,095,284
Shares redeemed                      (109,186)    (1,171,549)
                                  -----------    -----------
Net decrease                           (7,906)      $(76,265)
                                  ===========   ============

Class B Shares for the Year                           Dollar
Ended July 31, 1997                    Shares         Amount

Shares sold                           764,584     $8,274,531
Shares issued to shareholders
in reinvestment of dividends          142,649      1,544,704
                                  -----------   ------------
Total issued                          907,233      9,819,235
Automatic conversion of shares        (40,791)      (443,365)
Shares redeemed                    (1,505,375)   (16,285,923)
                                  -----------    -----------
Net decrease                         (638,933)   $(6,910,053)
                                  ===========   ============

Class B Shares for the Year                           Dollar
Ended July 31, 1996                    Shares         Amount

Shares sold                         1,044,627    $11,201,909
Shares issued to shareholders
in reinvestment of dividends          156,760      1,680,914
                                  -----------   ------------
Total issued                        1,201,387     12,882,823
Automatic conversion of shares        (24,446)      (258,404)
Shares redeemed                    (1,224,936)   (13,097,953)
                                  -----------   ------------
Net decrease                          (47,995)     $(473,534)
                                  ===========   ============

Class C Shares for the Year                           Dollar
Ended July 31, 1997                    Shares         Amount

Shares sold                           102,395     $1,112,984
Shares issued to shareholders
in reinvestment of dividends            7,211         78,087
                                  -----------  -------------
Total issued                          109,606      1,191,071
Shares redeemed                      (147,865)    (1,601,650)
                                  -----------  -------------
Net decrease                          (38,259)     $(410,579)
                                  ===========  =============

Class C Shares for the Year                           Dollar
Ended July 31, 1996                    Shares         Amount

Shares sold                           193,104     $2,070,410
Shares issued to shareholders
in reinvestment of dividends            4,969         53,252
                                  -----------  -------------
Total issued                          198,073      2,123,662
Shares redeemed                       (26,599)      (284,250)
                                  -----------  -------------
Net increase                          171,474     $1,839,412
                                  ===========  =============

Class D Shares for the Year                           Dollar
Ended July 31, 1997                    Shares         Amount

Shares sold                            48,281       $522,360
Automatic conversion of shares         40,810        443,365
Shares issued to shareholders
in reinvestment of dividends            4,829         52,300
                                  -----------  -------------
Total issued                           93,920      1,018,025
Shares redeemed                       (36,222)      (391,310)
                                  -----------  -------------
Net increase                           57,698       $626,715
                                  ===========  =============

Class D Shares for the Year                           Dollar
Ended July 31, 1996                    Shares         Amount

Shares sold                            91,966        $997,428
Automatic conversion of shares         24,448         258,404
Shares issued to shareholders
in reinvestment of dividends            3,739          40,076
                                  -----------   -------------
Total issued                          120,153       1,295,908
Shares redeemed                       (98,084)     (1,033,216)
                                  -----------   -------------
Net increase                           22,069        $262,692
                                  ===========   =============

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $206,000, all of which expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Ohio Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Ohio Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Ohio Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1997

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Ohio Municipal Bond Fund during its taxable year ended July 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions made by the Fund during the year.

Please retain this information for your records.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863